Exhibit 99.2

UBS Global Paper & Forest Products Conference Steve Rogel, Chairman, President and Chief Executive Officer Patty Bedient, Senior Vice President, Finance and Strategic Planning New York City September 19, 2006

Forward-looking Statement This presentation contains statements concerning the company's and "new Domtar's" future growth, results of operations, performance and business prospects and opportunities that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements can be identified by the use of forward-looking terminology such as "expects," "may," "will," "believes," "should," "approximately," anticipates," "estimates," and "plans," and the negative or other variations of those terms or comparable terminology or by discussions of strategy, plans or intentions. In particular, some of these forward-looking statements deal with expectations regarding the company's markets in the third quarter 2006; expected earnings and performance of the company's business segments during the third quarter 2006; benefits, savings and synergies of the merger between Domtar and Weyerhaeuser's paper business, including future financial and operating results, the "new Domtar's" plans, objectives, expectations and intentions, the markets for the "new Domtar's" products, the future development of the "new Domtar's" business, and the contingencies and uncertainties to which the "new Domtar" may be subject; demand and pricing for the company's products in the third quarter 2006; reduced harvest and sales activity from normal seasonal shutdowns, softening domestic log prices and lower sales of non-strategic properties in the third quarter 2006; slowing of the residential construction markets; significantly lower prices for lumber, oriented strand board, and some engineered lumber products in the third quarter 2006; the expected closing of the sale of the Irish composite mill during the fourth quarter 2006; continued demand for containerboard packaging and decreases in manufacturing costs in the company's box plants; reduction in scheduled annual maintenance outages and improved operating performance in the Cellulose Fiber and White Paper segment; and related matters and other statements that are not historical facts. These statements reflect management's current beliefs and are based on information currently available to management. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to known and unknown risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, but not limited to the effect of general economic conditions, including the level of interest rates and housing starts; market demand for the company's products, which may be tied to the relative strength of various U.S. business segments; energy prices; raw material prices; chemical prices; performance of the company's manufacturing operations including unexpected maintenance requirements and;the ability to realize anticipated cost savings; the successful execution of internal performance plans; the level of competition from domestic and foreign producers; the effect of forestry, land use, environmental and other governmental regulations, and changes in accounting regulations; the effect of weather; the risk of loss from fires, floods, windstorms, hurricanes and other natural disasters; transportation costs; legal proceedings; the effect of timing of retirements and changes in the market price of company stock on charges for stock-based compensation; and performance of pension fund investments and related derivatives. The company is also a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan, and by changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro and the Canadian dollar, and restrictions on international trade or tariffs imposed on imports, including the countervailing and anti-dumping duties imposed on the company's softwood lumber shipments from Canada to the United States. These and other factors could cause or contribute to actual results differing materially from such forward-looking statements and, accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will occur, or if any of them occurs, what effect they will have on the company's results of operations or financial condition. The company expressly declines any obligation to publicly revise any forward-looking statements that have been made to reflect the occurrence of events after the date of this presentation.

2006 Accomplishments to Date Executing business strategy to improve performance Implemented new business model for Containerboard, Packaging and Recycling business Launched iLevel brand and implemented strategy Completed divestiture of Composite businesses Focused cellulose fiber strategy on value-added products Developing support for industry's timber tax legislation

2006 Accomplishments (cont'd) Investing for growth Acquired Maracay Homes Purchased timberlands and started-up industrial plywood facility in Uruguay Returning value to shareholders Increased dividend 20% to $0.60 per share Executing 18 million share repurchase program Creating new leader in fine paper through value- enhancing transaction with Domtar

Transaction Impacts on Weyerhaeuser 1) Includes Discontinued Operations sales of $198 million 2) See GAAP reconciliation slide (Appendix 1) 3) Excludes WRECO capital spending (unaudited) 1st Half 2006 As Reported 1st Half 2006 Pro Forma Assuming Transaction Revenue (1) $11.171 Billion $9.674 Billion EBITDA (2) $1.526 Billion $1.402 Billion Capital Spending (3) $387 Million $345 Million

Weyerhaeuser Post Transaction Portfolio WRECO 15% Revenue: $9.7 Billion - YTD June 2006 Timberlands 6% Wood Products 45% Cellulose Fiber 8% Containerboard, Packaging & Recycling 24% Other 2% Note: Pro forma, unaudited, estimated

Core Business Strategies Optimize and grow Internal and external growth opportunities in demographically attractive markets Residential Industrial iLevel - New residential structural frame focus Integrated solutions for the production builder Five businesses to one Single point of contact High value appearance grades Transformed business model Balance supply with demand Market segments as profit centers Integrated regional supply organization delivers at lowest cost Value-added, differentiated products Timberlands WRECO Wood Products Containerboard / Packaging Cellulose Fiber

Financial Priorities Maintain Weyerhaeuser's target capital structure Reduce debt with proceeds of fine paper transaction, as required for the transaction to be tax-free Complete the previously authorized 18 million share repurchase program Fund selective growth in certain businesses Continue capital spending discipline

Transformative Transaction to Create Fine Paper Leader - the New Domtar Leadership position in Fine Paper market with enhanced scale and asset quality Competitive cost profile Annual transaction synergies estimated at $200 million Experienced leadership and workforce

Executing business strategy to improve performance Investing for growth Returning value to shareholders Weyerhaeuser: Creating Shareholder Value

Appendix 1: GAAP Reconciliation for Weyerhaeuser EBITDA without Fine Paper and Related Assets

Steven R. Rogel Chairman, President and Chief Executive Office In 1966 he began his career with St. Regis Paper Company, where he worked until 1970. From 1970 to 1972 he was assistant manager at St. Anne-Nackawic Pulp and Paper in Nackawic, N.B., Canada. He joined Willamette in 1972 as technical director at the company's operations in Albany, Oregon. He was named president and chief executive officer of Willamette in 1995 and served in that position until joining Weyerhaeuser Company in December 1997. Rogel received his bachelor of science degree in chemical engineering in 1965 from the University of Washington in Seattle. He completed the executive education programs at Dartmouth College and the Massachusetts Institute of Technology in 1982 and 1989, respectively. He serves on various boards, including the American Forest & Paper Association and the World Forestry Center. He is a director of the Kroger Company, Union Pacific Corporation, Vice President of Administration for the Western Region Boy Scouts of America and co-chair of the Wood Promotion Network. Steven R. Rogel was elected chairman, president and chief executive officer of Weyerhaeuser Company on April 20, 1999. Prior to assuming the title of chairman, Rogel served as president and chief executive officer and a member of the board of directors since December 1, 1997.

Patricia M. Bedient Senior Vice President, Finance and Strategic Planning Patricia M. Bedient was appointed senior vice president, finance and strategic planning in February 2006. From February 2003 to 2006 she served as vice president, strategic planning. In her new role she will manage the integration of all company planning processes, including financial planning and budgeting, investment evaluation and investment direction setting. Prior to joining the company, Bedient was with Arthur Andersen LLP for 27 years, where she served a number of clients in the forest products, manufacturing, distribution and educational service industries. She began her career with Arthur Andersen in Portland, Oregon, becoming a partner in 1987. In 1993 she transferred to the Boise, Idaho, office. From 1999-2002 she served as the managing partner for the Seattle office and as the partner in charge of the firm's forest products practice. Patty attended Oregon State University where she received a bachelor of science degree in business administration, with a concentration in accounting and finance. Bedient is a certified public accountant and is a member of the American Institute of CPAs and the Washington Society of CPAs. She currently serves on the board of directors of Alaska Air Group, the Weyerhaeuser Company Foundation, the Oregon State University Foundation board of trustees, the advisory board for the University of Washington School of Business, and the San Francisco regional advisory board for FM Global. She has served on the boards of the World Forestry Center, the Forest History Society, and the Forest Research Lab advisory committee, Oregon State University. She has also served as past president, City Club of Portland; past chair, board of regents, St. Mary's Academy of Portland; past vice chair, Boise Chamber of Commerce; and past treasurer for both United Way of Ada County, Idaho, and Alliance for Education in Seattle.